EXHIBIT 10.1(a)

AMENDMENT NO. 9

to

AIRBUS A321 AIRCRAFT AND A330 AIRCRAFT PURCHASE AGREEMENT

Dated as of September 3, 2013

between

AIRBUS S.A.S.

and

DELTA AIR LINES, INC.

This Amendment No. 9 (this “Amendment”), is dated as of May 10, 2017, by and between AIRBUS S.A.S organized and existing under the laws of the Republic of France, having its registered office located at 1 Rond Point Maurice Bellonte, 31707 Blagnac-Cedex, France (the “Seller”) and DELTA AIR LINES, INC., a corporation organized and existing under the state of Delaware, United States of America, having its corporate office located at 1050 Delta Boulevard, Atlanta, Georgia 30320, USA (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into the Airbus A321 Aircraft and A330 Aircraft Purchase Agreement dated as of September 3, 2013, as amended, modified or supplemented from time to time (the “Agreement”), which covers the sale by the Seller and the purchase by the Buyer of eighty-two (82) A321 Aircraft and ten (10) A330 Aircraft;

WHEREAS, the Buyer wishes to purchase and the Seller agrees to sell thirty (30) additional A321 aircraft subject to the terms and condition contained herein; and

WHEREAS, the Buyer agrees that the [***], and

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement in consideration of the foregoing;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS.

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

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1.	DEFINITIONS

1.1	Clause 0 of the Agreement is hereby amended to add the following term:
2017 A321 [***] – any or all of the [***] A321-200 model aircraft [***], to be purchased by the Buyer [***] Agreement.

2017 A321 Aircraft - any or all of the thirty (30) A321-200 model aircraft to be purchased by the Buyer pursuant to Amendment No. 9 to the Agreement bearing rank numbers 108 to 137 inclusive as set forth in Clause 9.1.1, together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 Propulsion System installed thereon upon delivery.

Semester – either (i) the first six (6) months of any calendar year from and including January 1 to and including June 30, or (ii) the second six (6) months of any calendar year from and including July 1 to and including December 31.

Scheduled Delivery Semester – the anticipated Semester during which each Aircraft shall be Ready for Delivery.

A321 Aircraft- any or all of the 2013 A321 Aircraft, 2014 A321 Aircraft, 2016 A321 Aircraft, 2017 A321 Aircraft [***].

1.2	Clause 0 of the Agreement is hereby amended to replace the following terms:
Aircraft - any or all of the thirty (30) 2013 A321 Aircraft, ten (10) 2013 A330 Aircraft, fifteen (15) 2014 A321 Aircraft, thirty-seven (37) 2016 A321 Aircraft, thirty (30) 2017 A321 Aircraft and [***] 2017 A321 [***].

1.3	Clause 1 of the Agreement is hereby deleted in its entirety and is replaced with the following:
QUOTE
1.    SALE AND PURCHASE

The Seller shall sell and deliver, and the Buyer shall buy and take delivery of all thirty (30) 2013 A321 Aircraft, ten (10) 2013 A330 Aircraft, fifteen (15) 2014 A321 Aircraft, thirty-seven (37) 2016 A321 Aircraft, thirty (30) 2017 A321 Aircraft and [***] 2017 A321 [***].

UNQUOTE

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2.	DELIVERY SCHEDULE

2.1	Clause 9.1.1 of the Agreement is hereby deleted in its entirety and is replaced with the following:
QUOTE

9.1.1
Subject to the provisions of the Agreement, the Seller shall have the Aircraft (including the 2017 A321 [***]) Ready for Delivery at the Delivery Location, and the Buyer shall accept the same, during the months (each a “Scheduled Delivery Month”), quarters (each, a “Scheduled Delivery Quarter”) and semesters (each, a “Scheduled Delivery Semester”) set forth in the table below:

CAC ID	Aircraft	Scheduled Delivery Month/Quarter/ Semester/Year
468257	2013 A330	May 2015
468258	2013 A330	June 2015
468259	2013 A330	July 2015
468260	2013 A330	November 2015
468261	2013 A330	January 2016
468268	2013 A321	February 2016
468269	2013 A321	March 2016
468270	2013 A321	April 2016
468262	2013 A330	April 2016
468271	2013 A321	May 2016
468263	2013 A330	May 2016
468264	2013 A330	May 2016
468272	2013 A321	June 2016
468273	2013 A321	June 2016
468274	2013 A321	July 2016
468267	2013 A321	July 2016
468275	2013 A321	August 2016
468276	2013 A321	August 2016
468277	2013 A321	September 2016
468278	2013 A321	October 2016
468279	2013 A321	November 2016
468280	2013 A321	December 2016
468281	2013 A321	December 2016
468282	2013 A321	January 2017
468283	2013 A321	February 2017
468284	2013 A321	March 2017
468265	2013 A330	January 2017
468285	2013 A321	April 2017

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CAC ID	Aircraft	Scheduled Delivery Month/Quarter/ Semester/Year
468286	2013 A321	May 2017
468287	2013 A321	June 2017
468288	2013 A321	June 2017
468266	2013 A330	April 2017
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CAC ID	Aircraft	Scheduled Delivery Month/Quarter/ Semester/Year
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CAC ID	Aircraft	Scheduled Delivery Month/Quarter/ Semester/Year
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9.1.1.2 [***]

(a)	[***]

(b)	[***]
9.1.1.3 [***]

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9.1.1.4 [***]

9.1.1.5 [***]

UNQUOTE

2.2	Clause 9.1.2 of the Agreement is deleted in its entirety and is replaced with the following:
QUOTE

9.1.2 Not later than [***] prior to the start of the relevant Scheduled Delivery Quarter or Scheduled Delivery Semester, as applicable, the Seller shall give the Buyer notice of the anticipated month within the Scheduled Delivery Quarter or Scheduled Delivery Semester, as applicable, during which each Aircraft shall be Ready for Delivery (the “Scheduled Delivery Month”) provided however that, except where (i) the Scheduled Delivery Months have already been notified to the Buyer as of the date hereof or (ii) agreed by the Parties in writing, no more than [***] shall be scheduled for Delivery pursuant to this Subclause 9.1.2, in any calendar month. Until such notice is issued by the Seller and for the purpose of this Agreement, the first quarter in each Scheduled Delivery Semester shall be deemed to be the Scheduled Delivery Quarter and the middle month of the Scheduled Delivery Quarter shall be deemed to be the Scheduled Delivery Month.
UNQUOTE

2.3	Letter Agreements

(i)	Letter Agreement No. 1 to the Agreement is deleted in its entirety and is replaced with the Amended and Restated Letter Agreement No. 1 dated as of the date hereof.

(ii)	Letter Agreement No. 2 to the Agreement is deleted in its entirety and is replaced with the Amended and Restated Letter Agreement No. 2 dated as of the date hereof.

(iii)	Letter Agreement No. 8 to the Agreement is deleted in its entirety and is replaced with Amended and Restated Letter Agreement No. 8 dated as of the date hereof.

(iv)	Letter Agreement No. 10 to the Agreement is deleted in its entirety and is replaced with Amended and Restated Letter Agreement No. 10 dated as of the date hereof.

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3.	EFFECT OF THE AMENDMENT

(a)	the Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms,

(b)	this Amendment will supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment, and

(c)
both Parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.	CONFIDENTIALITY
This Amendment and its existence shall be treated by each Party as confidential subject to the terms and conditions of Clause 22.7 of the Agreement.

5.	GOVERNING LAW
THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.6 OF THE AGREEMENT.

It is agreed that the United Nations convention on contracts for the international sale of goods will not apply to this amendment.

6.	ASSIGNMENT
This Amendment and the rights and obligations of the Parties will be subject to the provisions of Clause 19 of the Agreement.

7.	COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 9 to be signed by their duly authorizes officers thereunto as of the date first above written.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Title:    Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Title:    Senior Vice President

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